EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	Airport Hotels LLC	Delaware
2.	Ameliatel LP	Delaware
3.	Arizona Vacation Ownership LLC	Delaware
4.	Beach House TRS LLC	Delaware
5.	Beachfront Properties, Inc.	Virgin Islands
6.	Benjamin Franklin Hotel, Inc.	Delaware
7.	BRE/Swiss LP	Delaware
8.	Calgary Charlotte Holdings Company	Nova Scotia
9.	Calgary Charlotte Partnership	Alberta, CN
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH GHDC LLC	Delaware
18.	CCHH Host Capitol Hill LLC	Delaware
19.	CCHH Maui LLC	Delaware
20.	CCHH Reston LLC	Delaware
21.	CCHI Singer Island LLC	Delaware
22.	CCHP Waikiki LLC	Delaware
23.	CCMH Atlanta Suites LLC	Delaware
24.	CCMH Chicago CY LLC	Delaware
25.	CCMH Copley LLC	Delaware
26.	CCMH Coronado LLC	Delaware
27.	CCMH Costa Mesa Suites LLC	Delaware
28.	CCMH DC LLC	Delaware
29.	CCMH Denver Tech LLC	Delaware
30.	CCMH Denver West LLC	Delaware
31.	CCMH Downers Grove Suites LLC	Delaware
32.	CCMH Dulles AP LLC	Delaware
33.	CCMH Fin Center LLC	Delaware
34.	CCMH Fisherman’s Wharf LLC	Delaware
35.	CCMH Gaithersburg LLC	Delaware
36.	CCMH Houston Galleria LLC	Delaware
37.	CCMH IHP LLC	Delaware
38.	CCMH Key Bridge LLC	Delaware
39.	CCMH Lenox LLC	Delaware
40.	CCMH Manhattan Beach LLC	Delaware
41.	CCMH Marina LLC	Delaware
42.	CCMH McDowell LLC	Delaware
43.	CCMH Memphis LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
44.	CCMH Metro Center LLC	Delaware
45.	CCMH Minneapolis LLC	Delaware
46.	CCMH Moscone LLC	Delaware
47.	CCMH Newark LLC	Delaware
48.	CCMH Newport Beach LLC	Delaware
49.	CCMH Newport Beach Suites LLC	Delaware
50.	CCMH O’Hare Suites LLC	Delaware
51.	CCMH Orlando LLC	Delaware
52.	CCMH Palm Desert LLC	Delaware
53.	CCMH Pentagon RI LLC	Delaware
54.	CCMH Perimeter LLC	Delaware
55.	CCMH Philadelphia AP LLC	Delaware
56.	CCMH Philadelphia Mkt. LLC	Delaware
57.	CCMH Potomac LLC	Delaware
58.	CCMH Properties II LLC	Delaware
59.	CCMH Quorum LLC	Delaware
60.	CCMH Riverwalk LLC	Delaware
61.	CCMH San Diego LLC	Delaware
62.	CCMH Santa Clara LLC	Delaware
63.	CCMH Scottsdale Suites LLC	Delaware
64.	CCMH Tampa AP LLC	Delaware
65.	CCMH Tampa Waterside LLC	Delaware
66.	CCMH Times Square LLC	Delaware
67.	CCMH Westfields LLC	Delaware
68.	CCRC Amelia Island LLC	Delaware
69.	CCRC Buckhead/Naples LLC	Delaware
70.	CCRC Dearborn LLC	Delaware
71.	CCRC Marina LLC	Delaware
72.	CCRC Naples Golf LLC	Delaware
73.	CCRC Phoenix LLC	Delaware
74.	CCRC Tysons LLC	Delaware
75.	CCSH Atlanta LLC	Delaware
76.	CCSH Chicago LLC	Delaware
77.	Chesapeake Hotel Limited Partnership	Delaware
78.	Cincinnati Plaza LLC	Delaware
79.	City Center Hotel Limited Partnership	Minnesota
80.	CLDH Meadowvale, Inc.	Ontario
81.	CLMH Airport, Inc.	Ontario
82.	CLMH Calgary, Inc.	Ontario
83.	CLMH Eaton Centre, Inc.	Ontario
84.	Don CeSar TRS LLC	Delaware
85.	DS Hotel LLC	Delaware
86.	Durbin LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
87.	East Camelback Residential LLC	Delaware
88.	East Side Hotel Associates, L.P.	Delaware
89.	Elcrisa S.A. de C.V.	Mexico
90.	Euro JV Manager B.V.	Netherlands
91.	Euro JV Manager LLC	Delaware
92.	GLIC, LLC	Hawaii
93.	Harbor-Cal S.D.	California
94.	Harbor-Cal S.D. Partner LLC	Delaware
95.	HHR 42 Associates GP LLC	Delaware
96.	HHR 42 Associates PP LLC	Delaware
97.	HHR 42 Associates, L.P.	Delaware
98.	HHR Assets LLC	Delaware
99.	HHR Auckland Limited	New Zealand
100.	HHR BT Rio de Janeiro Investmimentos Hoteleiros Ltda.	Brazil
101.	HHR Calgary Holding ULC	British Columbia
102.	HHR Capital Wellington NTL Limited	New Zealand
103.	HHR Christchurch IB Limited	New Zealand
104.	HHR Christchurch NTL Limited	New Zealand
105.	HHR Conventions Pty Ltd.	Australia
106.	HHR Downtown Miami GP LLC	Delaware
107.	HHR Downtown Miami, L.P.	Delaware
108.	HHR Euro II GP B.V.	Netherlands
109.	HHR FIP I LLC	Delaware
110.	HHR FIP II LLC	Delaware
111.	HHR FIP III LLC	Delaware
112.	HHR Fourth Avenue GP LLC	Delaware
113.	HHR Fourth Avenue Limited Partnership	Delaware
114.	HHR GHDC GP LLC	Delaware
115.	HHR GHDC Limited Partnership	Delaware
116.	HHR Harbor Beach LLC	Delaware
117.	HHR Holdings Coöperatief U.A.	Netherlands
118.	HHR Holdings Pty Ltd.	Australia
119.	HHR Hotel Services Pty Ltd.	Australia
120.	HHR HP Waikiki GP LLC	Delaware
121.	HHR HP Waikiki, L.P.	Delaware
122.	HHR Investment II Coöperatief U.A.	Netherlands
123.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
124.	HHR Key Bridge Land, LLC	Delaware
125.	HHR Lauderdale Beach Limited Partnership	Delaware
126.	HHR Leblon Investimentos Hoteleiros Ltda	Brazil
127.	HHR Melbourne Hotel Pty Ltd.	Australia
128.	HHR Member II LLC	Delaware
129.	HHR Naples Golf LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
130.	HHR Naples LLC	Delaware
131.	HHR Nashville LLC	Delaware
132.	HHR New Zealand Holdings Limited	New Zealand
133.	HHR Newport Beach LLC	Delaware
134.	HHR Powell GP LLC	Delaware
135.	HHR Powell Street, L.P.	Delaware
136.	HHR Queenstown Limited	New Zealand
137.	HHR Rio Holdings LLC	Delaware
138.	HHR Rocky Hill L.P.	Delaware
139.	HHR Singer Island GP LLC	Delaware
140.	HHR Singer Island Limited Partnership	Delaware
141.	HHR St. Pete Beach LLC	Delaware
142.	HHR Union Square Ventures LLC	Delaware
143.	HHR Waikiki Holdings LLC	Delaware
144.	HHR Wellington IB Limited	New Zealand
145.	HHR WRN GP LLC	Delaware
146.	HHR WRN Limited Partnership	Delaware
147.	HMC Airport, Inc.	Delaware
148.	HMC Amelia II LLC	Delaware
149.	HMC AP Canada Company	Nova Scotia
150.	HMC AP GP LLC	Delaware
151.	HMC AP LP	Delaware
152.	HMC Burlingame Hotel LP	California
153.	HMC Burlingame LLC	Delaware
154.	HMC Cambridge LP	Delaware
155.	HMC Capital Resources LP	Delaware
156.	HMC Charlotte (Calgary) Company	Nova Scotia
157.	HMC Charlotte GP LLC	Delaware
158.	HMC Charlotte LP	Delaware
159.	HMC Chicago Lakefront LLC	Delaware
160.	HMC Chicago LLC	Delaware
161.	HMC Copley LP	Delaware
162.	HMC Desert LLC	Delaware
163.	HMC DSM LLC	Delaware
164.	HMC East Side LLC	Delaware
165.	HMC Gateway LP	Delaware
166.	HMC Grace (Calgary) Company	Nova Scotia
167.	HMC Grand LP	Delaware
168.	HMC Headhouse Funding LLC	Delaware
169.	HMC Hotel Development LP	Delaware
170.	HMC Hotel Properties II Limited Partnership	Delaware
171.	HMC Hotel Properties Limited Partnership	Delaware
172.	HMC HT LP	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
173.	HMC JWDC GP LLC	Delaware
174.	HMC Kea Lani LP	Delaware
175.	HMC Lenox LP	Delaware
176.	HMC Manhattan Beach LLC	Delaware
177.	HMC Maui LP	Delaware
178.	HMC McDowell LP	Delaware
179.	HMC Mexpark LLC	Delaware
180.	HMC MHP II LLC	Delaware
181.	HMC NGL LP	Delaware
182.	HMC O'Hare Suites Ground LP	Delaware
183.	HMC OLS I L.P.	Delaware
184.	HMC OLS I LLC	Delaware
185.	HMC OLS II L.P.	Delaware
186.	HMC OP BN LP	Delaware
187.	HMC Palm Desert LLC	Delaware
188.	HMC Partnership Properties LLC	Delaware
189.	HMC PLP LLC	Delaware
190.	HMC Polanco LLC	Delaware
191.	HMC Potomac LLC	Delaware
192.	HMC Properties I LLC	Delaware
193.	HMC Property Leasing LLC	Delaware
194.	HMC Reston LP	Delaware
195.	HMC Retirement Properties, L.P.	Delaware
196.	HMC Seattle LLC	Delaware
197.	HMC Suites Limited Partnership	Delaware
198.	HMC Suites LLC	Delaware
199.	HMC Times Square Hotel, L.P.	New York
200.	HMC Times Square Partner LLC	Delaware
201.	HMC Toronto Air Company	Nova Scotia
202.	HMC Toronto Airport GP LLC	Delaware
203.	HMC Toronto Airport LP	Delaware
204.	HMC Toronto EC Company	Nova Scotia
205.	HMC Toronto EC GP LLC	Delaware
206.	HMC Toronto EC LP	Delaware
207.	HMC/Interstate Manhattan Beach, L.P.	Delaware
208.	HMH General Partner Holdings LLC	Delaware
209.	HMH Marina LLC	Delaware
210.	HMH Pentagon LP	Delaware
211.	HMH Restaurants LP	Delaware
212.	HMH Rivers LLC	Delaware
213.	HMH Rivers, L.P.	Delaware
214.	HMH WTC LLC	Delaware
215.	HMT Lessee Sub (Palm Desert) LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
216.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
217.	HMT Lessee Sub I LLC	Delaware
218.	HMT Lessee Sub II LLC	Delaware
219.	HMT Lessee Sub III LLC	Delaware
220.	HMT Lessee Sub IV LLC	Delaware
221.	HMT SPE (Palm Desert) Corporation	Delaware
222.	Host Atlanta Perimeter Ground GP LLC	Delaware
223.	Host Atlanta Perimeter Ground LP	Delaware
224.	Host CAD Business Trust	Maryland
225.	Host California Corporation	Delaware
226.	Host Cambridge GP LLC	Delaware
227.	Host Camelback I LLC	Delaware
228.	Host Camelback II LLC	Delaware
229.	Host Camelback LLC	Delaware
230.	Host Capitol Hill LLC	Delaware
231.	Host Cincinnati Hotel LLC	Delaware
232.	Host Cincinnati II LLC	Delaware
233.	Host City Center GP LLC	Delaware
234.	Host CLP LLC	Delaware
235.	Host Copley GP LLC	Delaware
236.	Host Dallas Quorum Ground GP LLC	Delaware
237.	Host Dallas Quorum Ground LP	Delaware
238.	Host Denver Hotel Company	Delaware
239.	Host Denver LLC	Delaware
240.	Host DSM Limited Partnership	Delaware
241.	Host East 86th Street Land LLC	Delaware
242.	Host Financing LLC	Delaware
243.	Host FJD Business Trust	Maryland
244.	Host Fourth Avenue LLC	Delaware
245.	Host GH Atlanta GP LLC	Delaware
246.	Host Grand GP LLC	Delaware
247.	Host Harbor Island Corporation	Delaware
248.	Host Holding Business Trust	Maryland
249.	Host Hotels & Resorts Asia Pacific Private Limited	Singapore
250.	Host Hotels Limited	United Kingdom
251.	Host Houston Airport GP LLC	Delaware
252.	Host Houston Briar Oaks, L.P.	Delaware
253.	Host Indianapolis GP LLC	Delaware
254.	Host Indianapolis Hotel Member LLC	Delaware
255.	Host Indianapolis I LP	Delaware
256.	Host Indianapolis LP	Delaware
257.	Host Kea Lani GP LLC	Delaware
258.	Host Kierland GP LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
259.	Host Kierland LP	Delaware
260.	Host Lenox Land GP LLC	Delaware
261.	Host Los Angeles GP LLC	Delaware
262.	Host Los Angeles LP	Delaware
263.	Host Maui Developer LLC	Delaware
264.	Host Maui GP LLC	Delaware
265.	Host Maui Vacation Ownership LLC	Delaware
266.	Host McDowell GP LLC	Delaware
267.	Host Melbourne LLC	Delaware
268.	Host Minneapolis City Center Ground LLC	Delaware
269.	Host Mission Hills Hotel LP	Delaware
270.	Host Mission Hills II LLC	Delaware
271.	Host Moscone GP LLC	Delaware
272.	Host NY Downtown GP LLC	Delaware
273.	Host O’Hare Suites Ground GP LLC	Delaware
274.	Host of Boston, Ltd.	Massachusetts
275.	Host of Houston 1979 LP	Delaware
276.	Host of Houston LP	Delaware
277.	Host OP BN GP LLC	Delaware
278.	Host Pentagon GP LLC	Delaware
279.	Host PLN Business Trust	Maryland
280.	Host Realty Hotel LLC	Delaware
281.	Host Realty LLC	Delaware
282.	Host Realty Partnership, L.P.	Delaware
283.	Host Restaurants GP LLC	Delaware
284.	Host Reston GP LLC	Delaware
285.	Host San Diego Hotel LLC	Delaware
286.	Host San Diego LLC	Delaware
287.	Host Santa Clara GP LLC	Delaware
288.	Host SH Boston Corporation	Delaware
289.	Host South Coast GP LLC	Delaware
290.	Host Swiss GP LLC	Delaware
291.	Host Tampa GP LLC	Delaware
292.	Host Times Square GP LLC	Delaware
293.	Host Times Square LP	Delaware
294.	Host UK Business Trust	Maryland
295.	Host Waltham Hotel LP	Delaware
296.	Host Waltham II LLC	Delaware
297.	Host WNY GP LLC	Delaware
298.	Hotels Union Square LLC	Delaware
299.	Houston Airport Hotel Owner Limited Partnership	Delaware
300.	HST Asia/Australia Asset Manager LLC	Delaware
301.	HST Asia/Australia LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
302.	HST Downtown Miami LLC	Delaware
303.	HST EBT Euro Holdings B.V.	Netherlands
304.	HST Electric Vans LLC	Delaware
305.	HST Euro II LP B.V.	Netherlands
306.	HST GP LAX LLC	Delaware
307.	HST GP Mission Hills LLC	Delaware
308.	HST GP San Diego LLC	Delaware
309.	HST GP South Coast LLC	Delaware
310.	HST GP SR Houston LLC	Delaware
311.	HST Grand Central LLC	Delaware
312.	HST Houston AP LLC	Delaware
313.	HST I LLC	Delaware
314.	HST II LLC	Delaware
315.	HST III LLC	Delaware
316.	HST Kierland LLC	Delaware
317.	HST Lessee Boston LLC	Delaware
318.	HST Lessee Cincinnati LLC	Delaware
319.	HST Lessee CMBS LLC	Delaware
320.	HST Lessee Denver LLC	Delaware
321.	HST Lessee Indianapolis LLC	Delaware
322.	HST Lessee Keystone LLC	Delaware
323.	HST Lessee LAX LP	Delaware
324.	HST Lessee Mission Hills LP	Delaware
325.	HST Lessee San Diego LP	Delaware
326.	HST Lessee SNYT LLC	Delaware
327.	HST Lessee South Coast LP	Delaware
328.	HST Lessee SR Houston LP	Delaware
329.	HST Lessee Waltham LLC	Delaware
330.	HST Lessee West Seattle LLC	Delaware
331.	HST Lessee WNY LLC	Delaware
332.	HST Lessee WSeattle LLC	Delaware
333.	HST LP Euro B.V.	Netherlands
334.	HST LT LLC	Delaware
335.	HST Powell LLC	Delaware
336.	HST RHP LLC	Delaware
337.	HST San Diego HH Lessee GP LLC	Delaware
338.	HST San Diego HH LP	Delaware
339.	HST Sub-Owner LLC	Delaware
340.	HST Union Square LLC	Delaware
341.	HST WRN LLC	Delaware
342.	IHP Holdings Partnership LP	Pennsylvania
343.	JWDC Limited Partnership	Delaware
344.	JWDC LP Holdings Limited Partnership	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
345.	Lauderdale Beach Association	Florida
346.	Manchester Grand Resorts, Inc.	California
347.	Manchester Grand Resorts, L.P.	California
348.	Marriott Mexico City Partnership, G.P.	Delaware
349.	MDSM Finance LLC	Delaware
350.	MFI Liquidating Agent LLC	Delaware
351.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
352.	Pacific Gateway, Ltd.	California
353.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
354.	Philadelphia Airport Hotel LLC	Delaware
355.	Phoenician Operating LLC	Delaware
356.	Phoenician Residential I LLC	Delaware
357.	Phoenician Residential II LLC	Delaware
358.	Phoenician Residential III LLC	Delaware
359.	Phoenician Residential IV LLC	Delaware
360.	PM Financial LLC	Delaware
361.	PM Financial LP	Delaware
362.	Polserv S.A. de C.V.	Mexico
363.	Potomac Hotel Limited Partnership	Delaware
364.	RHP Foreign Lessee LLC	Delaware
365.	Rockledge HMC BN LLC	Delaware
366.	Rockledge HMT LLC	Delaware
367.	Rockledge Hotel LLC	Delaware
368.	Rockledge Hotel Properties, Inc.	Delaware
369.	Rockledge Manhattan Beach LLC	Delaware
370.	Rockledge Minnesota LLC	Delaware
371.	Rockledge NY Times Square LLC	Delaware
372.	Rockledge Potomac LLC	Delaware
373.	Rockledge Riverwalk LLC	Delaware
374.	Rockledge Square 254 LLC	Delaware
375.	S.D. Hotels LLC	Delaware
376.	Santa Clara Host Hotel Limited Partnership	Delaware
377.	Seattle Host Hotel Company LLC	Delaware
378.	SNYT LLC	Delaware
379.	South Coast Host Hotel LP	Delaware
380.	Starlex LP	Delaware
381.	The Phoenician Resort Property Owners Association	Arizona
382.	Tiburon Golf Ventures Limited Partnership	Delaware
383.	Timeport, L.P.	Georgia
384.	Times Square GP LLC	Delaware
385.	Timewell Group, L.P.	Georgia
386.	W&S Realty Corporation of Delaware	Delaware
387.	YBG Associates LP	Delaware